                                  Exhibit 10.1

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HEADLANDS MORTGAGE                                    SERVICING CERTIFICATE
===================================================================================================================================
REVOLVING HOME           LIBOR:                            4.93563%   Current Collection Period:             2-1-99 thru 2-28-99
EQUITY LOAN              Margin:                           0.20000%   S&S Agreement Date:                                 3/1/98
ASSET-BACKED             Class A Certificate Rate:         5.13563%   Original Closing Date:                             3/25/98
CERTIFICATES             Class S Certificate Rate:         1.25000%   Distribution Date:                                 3/15/99
SERIES 1998-1            Interest Period 2/16/99
                          thru 03/14/99:                      27      Record Date:                                       3/14/99
                         Weighted Average Loan Rate:      10.46093%   Pool Factor:                                    98.9703368%
                         Weighted Average Net Loan Rate:   9.78343%   Investor Floating Allocation %:IFAP               98.04726%
                                                                      Investor Fixed Allocation %:                      98.00000%
                         Maximum Rate:                     8.53343%   Beginning Transferor Interest                      2.00000%
                         Servicing Fee Rate:               0.50000%   Spread Account Maximum 3%:                    5,864,838.60
                         Premium Fee Rate:                 0.17000%   Required Overcollaterialization Amt:          1,466,209.65
                         Trustee Fee                       0.00750%   Certificateholders Subordinated Amt           3,910,620.04
===================================================================================================================================
BALANCES
               Beginning Pool Balance                                                                               195,398,546.04
               Beginning Invested Amount                                                                            191,584,000.00
               Beginning Certificateholders Subordinated Principal Balance                                            5,867,791.00
               Beginning Class A Certificate Balance -- CUSIP                                                       189,611,329.96
               Beginning Class S Certificate Balance (Notional Amount) -- CUSIP                                     189,611,329.96
               Overcollateralization Amount                                                                           1,466,209.65
               Overcollateralization Loan Amount                                                                              0.00
               Ending Pool Balance                                                                                  185,632,419.28
               Ending Invested Amount                                                                               191,584,000.00
               Ending Certificateholders Subordinated Principal Balance                                               5,788,320.25
               Certificateholders Subordinated Balance (TSA)                                                          3,910,620.04
               Ending Class A Certificate Balance -- CUSIP                                                          189,611,329.96
               Ending Class S Certificate Balance (Notional Amount) -- CUSIP                                        189,611,329.96

               Additional Balances                                                                                    2,129,579.45

               Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                              0
               Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                           0.00
               Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                               0
               Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                            0.00
               Number of all Subsequent Mortgage Loans (Current Date)                                                          145
               Subsequent Mortgage Loan Asset Balance (Current Date)                                                  9,767,149.97
               Cumulative Number of all Subsequent Mortgage Loans                                                             2370
               Cumulative Subsequent Mortgage Loan Asset Balance                                                     98,612,734.95

               Beginning Loan Count                                                                                          5,137
               Ending Loan Count                                                                                             4,922

COLLECTION AMOUNTS
       1       Aggregate of All Mortgage Collections (Gross)                                                         13,516,505.29
       2       Total Mortgage Interest Collections (Gross)                                                            1,620,799.08
               Servicing Fees (current collection period)                                                                81,416.06

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
               Deferred Interest Transfer (DI)                                                                                0.00
          3a      Mortgage Principal Collections                                                                     11,895,706.21
          3b      Insurance Proceeds                                                                                          0.00
          3c      Net Liquidation Proceeds                                                                                    0.00
       3       Total Mortgage Principal Collections                                                                  11,895,706.21
               Aggregate of Transfer Deposits                                                                                 0.00
               Investor Loss Amount                                                                                           0.00
               Aggregate Investor Loss Reduction Amount                                                                  94,969.83

INVESTOR AND TRANSFEROR COLLECTIONS FOR DISTRIBUTION
               Investor Interest Collections (Gross+DI -Service Fee)*IFAP                                             1,509,322.85
               Investor Principal Collections (zero available until end of funding period)                                    0.00
               Transferor Interest Collections                                                                           30,060.17
               Transferor Principal Collections                                                                               0.00

DISTRIBUTION AMOUNTS
               Class A Certificate Interest 5.01 (i)                                                                    730,330.23
               Unpaid Class A Certificate Interest Shortfall (current cycle) 5.01(i)                                          0.00
               Class S Certificate Interest 5.01 (ii)                                                                   177,760.62
               Unpaid Class S Certificate Interest Shortfall (current cycle) 5.01 (ii)                                        0.00
               Investor Loss Amount 5.01(iii)                                                                                 0.00
               Previous Investor Loss Amount 5.01(iv)                                                                         0.00
               Monthly Insurance Premium 5.01(v)                                                                         24,175.44
               Credit Enhancer Reimbursement 5.01(vi)                                                                         0.00
               Accelerated Principal Distribution Amount 5.01(vii)                                                            0.00
               Spread Account Deposit 5.01(viii)                                                                         19,190.72
               Trustee Fee 5.01 (ix)                                                                                      1,221.24
               Payment to Servicer per Section 7.03 5.01 (x)                                                                  0.00
               Deferred Interest 5.01 (xi)                                                                                    0.00
               Remaining Amount to Transferor 5.01 (xii)                                                                556,644.59
               Total Certificate Distribution Allocable to Interest                                                   1,509,322.84

               Maximum Principal Payment                                                                             11,657,792.09
               Alternative Principal Payment                                                                          9,766,126.76
               Guaranteed Principal Distribution Amount (after TSA= zero)                                                     0.00
               Scheduled Principal Collection Payment (Lesser of Max Prin and Alter Prin)                                     0.00
               Accelerated Principal Distribution Amount 5.01(vii) / Investor Loss Amount                                     0.00
               Total Certificate Distribution Allocable to Principal                                                          0.00

               Transferor Interest Collections                                                                           30,060.17
               Transferor Interest Collections 5.01 (xii)                                                               556,644.59
               Transferor Principal Collections                                                                               0.00
               Transferor Distribution Amount                                                                           586,704.76

LOSSES/RETRANSFERS
               Unpaid Class A Certificate Interest Shortfall Due (From Previous Distributions)                                0.00
               Unpaid Class S Certificate Interest Shortfall Due (From Previous Distributions)                                0.00
               Interest Earned on Shortfall @ applicable Certificate Rate                                                     0.00
               Investor Loss Reduction Amount (From Previous Distributions)                                                   0.00

DISTRIBUTION TO HOLDERS OF CERTIFICATES (PER CERTIFICATE WITH A $1,000 DENOMINATION)
               Total Class A Certificate Distribution Amount Allocable to Interest                                       3.8120627
               Total Class S Certificate Distribution Amount Allocable to Interest                                       0.9278469
               Unpaid Certificate Interest Shortfall Included in Current Distribution                                    0.0000000
               Unpaid Certificate Interest Shortfall Remaining after Current Distribution (Carryover)                    0.0000000

               Total Class A Certificate Distribution Amount Allocable to Principal                                      0.0000000

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
               Scheduled Principal Collections Payment                                                                   0.0000000
               Accelerated Principal Distribution Amount                                                                 0.0000000

               Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                               0.0000000
               Investor Loss Reduction Amounts after Current Distribution (carryover)                                    0.0000000

               Total Amount Distributed to Class A Certificateholder                                                     3.8120627
               Total Amount Distributed to Class S Certificateholder                                                     0.9278469
               Total Amount Distributed to Certificateholders                                                            4.7399096

               Credit Enhancement Draw Amount                                                                                 0.00

               DELINQUENCIES/FORECLOSURES
               Number of Mortgages 30 to 59 Days Delinquent                                                                     71
               Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                     2,762,315.48
               Number of Mortgages 60 to 89 Days Delinquent                                                                     15
               Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                       687,305.29
               Number of Mortgages 90 to 179 Days Delinquent                                                                     9
               Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                      319,184.43
               Number of Mortgages 180 or more Days Delinquent                                                                   2
               Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     72,035.79
               Number of Mortgage Loans in Foreclosure                                                                           8
               Aggregate Principal Balances of Mortgage Loans in Foreclosure                                            431,591.37

               Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                152,399.40
               Aggregate Trust Balances of any Liquidated Loans in the Current Month                                          0.00
===================================================================================================================================
               Prior Month Ending Balance after Purchase of Subsequent Loans:                                             1,104.17
               Current Funding Account Deposits:                                                                      9,766,126.76
               Withdrawal for Subsequent Loan Purchase:                                                              (9,767,149.97)
               Funding Account Ending Balance:                                                                               80.96
               Funding Account Earnings:                                                                                333,991.92

               Beginning Spread Account Principal Balance: (total cash available to Ambac)                              846,538.56
               Spread Account Deposit (this distribution):                                                               19,190.72
               Spread Account Withdrawal (this distribution):                                                                 0.00
               Ending Spread Account Principal Balance: (total cash available to Ambac)                                 865,729.28

               Total Spread Account:                                                                                  6,242,558.97
               Net Excess Spread:                                                                                            3.050%
                                                                                                                      6,242,558.97

               Capitalized Interest Account Activity:                                                                         0.00
               Capitalized Interest Account Ending Balance:                                                                      0

               OFFICER'S CERTIFICATE
               All Computations reflected in this Servicer Certificate were made in conformity with the Sale and Servicing Agreement.

               The Attached Servicing Certificate is true and correct in all material respects.
               ---------------------------------------------------------------------------------

               A Servicing Officer    Debora M. Toso

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
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HEADLANDS MORTGAGE                                     STATEMENT TO NOTEHOLDERS
===================================================================================================================================
REVOLVING HOME EQUITY    LIBOR:                                    4.93563%   Current Collection Period:       2-1-99 thru 2-28-99
LOAN                     Margin:                                   0.20000%   P&S Agreement Date:                           3/1/98
ASSET-BACKED             Class A Certificate Rate:                5.13563%   Original Closing Date:                       3/25/98
CERTIFICATES             Class S Certificate Rate:                1.25000%   Distribution Date:                           3/15/99
SERIES 1998-1            Interest Period 2/16/99 thru 03/14/99:         27    Record Date:                                 3/14/99
                         Weighted Average Loan Rate:              10.46093%   Investor Floating Allocation %:             98.04726%
                         Weighted Average Net Loan Rate:           9.78343%   Investor Fixed Allocation %:                98.00000%
                         Maximum Rate:                             8.53343%   Pool Factor:                              98.9703368%
===================================================================================================================================

BALANCES
          Beginning Pool Balance                                                                                    195,398,546.04
          Beginning Invested Amount                                                                                 191,584,000.00
          Beginning Class A Note Balance -- CUSIP 422093AC8                                                         189,611,329.96
          Beginning Class S Note Balance (Notional Amount) -- CUSIP 422093AD6                                       189,611,329.96

          Ending Pool Balance                                                                                       185,632,419.28
          Ending Invested Amount                                                                                    191,584,000.00
          Certificateholders Subordinated Balance (TSA)                                                               3,910,620.04
          Ending Class A Note Balance -- CUSIP 422093AC8                                                            189,611,329.96
          Ending Class S Note Balance (Notional Amount) -- CUSIP 422093AD6                                          189,611,329.96

          Additional Balances                                                                                         2,129,579.45

          Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                   0
          Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                0.00
          Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                    0
          Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                 0.00
          Number of all Subsequent Mortgage Loans (Current Date)                                                               145
          Subsequent Mortgage Loan Asset Balance (Current Date)                                                       9,767,149.97
          Cumulative Number of all Subsequent Mortgage Loans                                                                  2370
          Cumulative Subsequent Mortgage Loan Asset Balance                                                          98,612,734.95

          Beginning Loan Count                                                                                               5,137
          Ending Loan Count                                                                                                  4,922

DISTRIBUTION AMOUNTS
          Total Investor Noteholders Distribution Amount                                                                908,090.85

          Class A Note Interest                                                                                         730,330.23
          Unpaid Class A Note Interest Shortfall (current cycle)                                                              0.00

          Investor Loss Amount                                                                                                0.00
          Previous Investor Loss Amount                                                                                       0.00
          Accelerated Principal Distribution Amount 5.01(vii) (if Invested Amount exceeds Class A)                            0.00
          Scheduled Principal Collection Payment                                                                              0.00

          Total Class A Note Distribution--CUSIP                                                                        730,330.23

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
       Class S Note Interest                                                                                           177,760.62
       Unpaid Class S Note Interest Shortfall (current cycle)                                                                0.00
       Total Class S Note Distribution--CUSIP                                                                          177,760.62

LOSSES/RETRANSFERS
       Unpaid Class A Note Interest Shortfall Due (From Previous Distributions)                                              0.00
       Unpaid Class S Note Interest Shortfall Due (From Previous Distributions)                                              0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                                            0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                                          0.00

DISTRIBUTION TO NOTEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)
       Total Class A Note Distribution Amount Allocable to Interest                                                     3.8120627
       Total Class S Note Distribution Amount Allocable to Interest                                                     0.9278469
       Unpaid Noteholders Interest Shortfall Included in Current Distribution                                           0.0000000
       Unpaid Noteholders Interest Shortfall Remaining after Current Distribution (Carryover)                           0.0000000

       Total Class A Note Distribution Amount Allocable to Principal                                                    0.0000000
       Scheduled Principal Collections Payment                                                                          0.0000000
       Accelerated Principal Distribution Amount                                                                        0.0000000

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                      0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                                           0.0000000

       Total Amount Distributed to Class A Noteholder                                                                   3.8120627
       Total Amount Distributed to Class S Noteholder                                                                   0.9278469
       Total Amount Distributed to Noteholders                                                                          4.7399096

       Credit Enhancement Draw Amount                                                                                        0.00

       Class A Service Fee                                                                                              79,004.72

DELINQUENCIES/FORECLOSURES
       Number of Mortgages 31 to 60 Days Delinquent                                                                            71
       Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent                                            2,762,315.48
       Number of Mortgages 61 to 90 Days Delinquent                                                                            15
       Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                                              687,305.29
       Number of Mortgages 91 to 180 or more Days Delinquent                                                                    9
       Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent                                     319,184.43
       Number of Mortgages 181 or more Days Delinquent                                                                          2
       Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                                            72,035.79
       Number of Mortgage Loans in Foreclosure                                                                                  8
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                   431,591.37

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                             0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                                                 0.00

       Class A Rate for next Distribution                    LIBOR   4.93875%                                             5.13875%

====================================================================================================================================
       Spread Account Balance:                                                                                         865,729.28
       Spread Account Transfer to Collection Account:                                                                        0.00